Managed by Friess Associates, LLC	Quarterly Report	December 31, 2010

Dear Fellow Shareholders:

The Brandywine Funds posted their strongest quarterly returns in 11 years during the final three months of 2010, propelling them ahead of benchmarks for the calendar year.
Brandywine Fund grew 21.11 percent in 2010, outpacing gains in the Russell 3000 and Russell 3000 Growth Indexes of 16.93 and 17.64 percent. Brandywine Blue Fund posted an 18.76 percent return during the year versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 15.06, 16.10 and 16.71 percent.

2010 Performance

The Funds struggled to keep pace with the broader market through the first three quarters of 2010, when investors were so keenly focused on the macro environment that stocks showed an elevated, at various times historically high, tendency to trade as a group. But that trend declined sharply in the December quarter as the Federal Reserve’s promise to intervene on the economy’s behalf by buying long-term Treasury bonds seemed to eliminate lingering jitters.
Investors became much more discerning as the market’s mood improved, creating a welcoming climate for stock pickers that rely on individual-company fundamentals to isolate investment opportunities.
Brandywine grew 20.62 percent in the December quarter, leading gains in the Russell 3000 and Russell 3000 Growth Indexes of 11.59 and 12.26 percent. Brandywine Blue’s 17.72 percent return compared favorably with gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 10.76, 11.19 and 11.83 percent.
The Brandywine Funds generated positive returns in every economic sector represented in their portfolios during the December quarter.

Cumulative Total Return	Brandywine % Change	Brandywine Blue % Change
Quarter	20.62	17.72
One Year	21.11	18.76
Five Years	-1.22	-0.22
Ten Years	4.49	11.45
Inception	1,189.14*	605.72**

Annualized Total Return
Five Years	-0.25	-0.04
Ten Years	0.44	1.09
Inception	10.77*	10.28**
*12/30/85  **1/10/91

 Expense Ratio***
Brandywine	1.10%
Brandywine Blue	1.16%
***As stated in the Prospectus dated January 29, 2010

Performance data quoted represent past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Brandywine posted higher returns in eight out of nine of those sectors versus the Russell 3000 Growth Index, while Brandywine Blue had better returns in seven of nine sectors in the Russell 1000 Growth Index.
Technology holdings contributed the most to Brandywine’s results versus benchmarks. Within the technology sector, communications equipment makers showed particular strength amid infrastructure spending related to growth in wireless communications and cloud computing. Acme Packet, Polycom and Riverbed Technology grew September-quarter earnings 122, 23 and 79 percent, exceeding estimates in each instance. Technology holdings accounted for the largest percentage of assets in the Brandywine portfolio, but represented a lower commitment than the sector within the Russell 3000 Growth Index.
Brandywine Blue got its biggest boost from consumer discretionary holdings, which represented the portfolio’s largest percentage of assets and an overweight position versus the sector within the Russell 1000 Growth Index. The sector’s biggest contributor, Royal Caribbean Cruises Ltd., rose on strong earnings growth and enthusiasm for its newest ships. Royal Caribbean beat estimates with 53 percent September-quarter earnings growth and, in December, became the operator of both of the world’s two largest ships when it debuted “Allure of the Seas.”
Ford Motor Co. and Limited Brands were also standout contributors from the consumer discretionary sector. Ford earned $1.48 per share in the September quarter, up from $0.26 in the year-ago period and $1.10 ahead of the consensus estimate. Limited Brands grew earnings to $0.18 per share from $0.02 the year before, beating estimates. Both Funds held Ford and Limited Brands prior to selling them before the end of the quarter.
Brandywine and Brandywine Blue also both held National Oilwell Varco, the most significant contributor to performance in each Fund. The company helped make energy the second most significant contributing sector to results versus benchmarks for Brandywine and Brandywine Blue. September-quarter results continued a string of expectation-beating earnings for the drilling service and equipment provider. Rig operators are increasingly seeking integrated systems, and National Oilwell Varco is uniquely positioned to meet their demand.
McDermott International played a supporting role in Brandywine’s energy performance, while Halliburton Co. aided Brandywine Blue’s results.
After energy, the consumer discretionary and industrial sectors were about even as the next most significant contributors to Brandywine’s quarterly return.
CarMax (both Funds), Monroe Muffler Brake (Brandywine only) and TRW Automotive Holdings (both Funds) gained ground as positive auto-related trends went beyond Ford. The three companies beat estimates with earnings growth ranging from 28 to 116 percent in their most recently reported quarter. Gains were widespread in the industrial sector, but the biggest contribution came from Bucyrus International (Brandywine only), which agreed to be acquired by Caterpillar (held by both Funds) at a sizable premium.
CF Industries Holdings (Blue only), The Mosaic Co. (Blue only) and Potash Corp. of Saskatchewan (both Funds), which all produce fertilizer products, made the materials sector stand out for Brandywine Blue as soaring crop prices raised global planting expectations for 2011. Silver Wheaton Corp. (both Funds), which buys silver from mines focused on extracting other metals, also contributed to the sector’s performance on strong earnings driven by industrial and investment demand for silver.
For more information on companies that influenced December-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.
On the personnel front, in addition to his compliance duties, Friess Associates Chief Compliance Officer Dave Marky capably manages many other facets of our daily operations with a strong commitment to the firm and the best interests of those we serve. To recognize the broader scope of leadership he already demonstrates, this past quarter Dave was named to the additional post of Chief Operating Officer.
The end of 2010 marks Brandywine’s 25th anniversary. Just 10 days later, Brandywine Blue notches 20 years. We’re grateful to our loyal shareholders for entrusting your assets to the Brandywine Funds and, in doing so, investing your confidence in the Friess Associates team. We also owe thanks to an effective, repeatable investment strategy and a great number of dedicated teammates for helping the Funds reach these milestones.
We’re encouraged that 2010 ended on such a positive note, and we’re working hard to make 2011 another rewarding year in the history of the Brandywine Funds. Thanks for your confidence and support!

Bill D’Alonzo
Brandywine Funds President	January 7, 2011

Brandywine Fund
Portfolio Characteristics as of December 31, 2010

% Change in Top Ten Holdings From Book Cost

1.	Apple Inc.	+51.7%	6.	Silver Wheaton Corp.	+50.2%
2.	National Oilwell Varco Inc.	+68.9%	7.	Albemarle Corp.	+51.8%
3.	Potash Corp. of Saskatchewan Inc.	+10.8%	8.	MetroPCS Communications, Inc.	+3.0%
4.	TRW Automotive Holdings Corp.	+47.6%	9.	Foot Locker, Inc.	+25.4%
5.	Rovi Corp.	+21.7%	10.	Caterpillar Inc.	+41.4%

Estimated Earnings Growth Rate of the Fund’s Investments		The Portfolio’s Market Capitalization
The Fund’s Companies 22.8%	S&P 500’s Companies 12.6%

Forecasted Increase in Earnings Per Share 2011 vs 2010

Source: Consensus estimates from Baseline Financial Services, Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of December 31, 2010, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 15.06, 2.29 and 1.41 percent.

Top Ten Industry Groups

Brandywine Fund
December Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

National Oilwell Varco Inc.	$27.1	42.0
September-quarter earnings topped the consensus estimate by 8 percent. Higher oil prices, improving economic conditions and an abundance of new deepwater drilling programs are creating demand for new rigs following a period of substantial underinvestment. National Oilwell’s broad product line of rig equipment and services is increasingly attractive to customers looking to integrate their systems and increase the safety of their operations.

Silver Wheaton Corp.	$14.8	46.0
September-quarter earnings grew 64 percent on revenue growth of 33 percent. The silver streaming company enters into contracts with non-silver focused mining operators where Silver Wheaton provides a portion of upfront financing in return for the silver the mine produces at a set price. The company benefits as greater industrial and investment demand for silver pushes spreads above the prices it has contracted with mines.

Riverbed Technology, Inc.	$14.2	43.4
The maker of products and services that optimize applications and network resources over wide-area networks (WANs) grew September-quarter earnings 79 percent, beating the consensus estimate by 21 percent. Riverbed’s leading technologies position it to capitalize on spending related to powerful trends in the technology sector, including centralized data storage, software virtualization and cloud computing, which require faster transfers of more robust data over longer distances.

Walter Energy, Inc.	$14.2	45.5
The producer of metallurgical coal used in steelmaking grew September-quarter earnings 189 percent on revenue growth of 114 percent. We expect the company to benefit as increasing demand from China, the biggest producer of the alloy, and other emerging economies drives up prices for met coal. Walter Energy announced it would buy Canada’s Western Coal Corp. in early December, adding to its reserves and production abilities.

McDermott International, Inc.	$12.4	35.7
The provider of engineering, procurement, construction, installation and related services to the offshore oil and gas industry topped September-quarter earnings estimates by 57 percent. New project wins and bidding opportunities for the company’s offshore construction services coincide with higher crude prices, an improving global economic outlook and increased interest in offshore oil and gas development.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Cytec Industries Inc.	$6.1	14.6
The maker of specialty chemicals and materials fell short of September-quarter earnings expectations, sending shares lower. While overall volumes for the company’s coating resins business continued to accelerate during the quarter, the increase was not enough to offset profit margin pressure created by rising input costs. We sold Cytec during the quarter to fund an idea with greater near-term earnings visibility.

GameStop Corp.	$2.7	5.6
The videogame retailer grew October-quarter earnings 19 percent, beating the consensus estimate. Despite solid results, we sold GameStop early in the December quarter on concerns that increasing competition in its high-margin used game business and considerable promotional activity for gaming hardware from competitors during the holiday season would pressure profitability.

PAREXEL International Corp.	$2.5	19.5
The contract research organization grew September-quarter earnings 58 percent, beating the consensus estimate. In spite of new business wins, shares traded lower as investors grew concerned that an increase in the amount of time the company took to convert backlogged business into revenue set the stage for increased cancellations. We sold PAREXEL during the quarter on concerns that backlog conversion issues would continue to overshadow otherwise solid fundamentals.

Aegean Marine Petroleum Network Inc.	$2.4	38.1
The international marine fuel logistics company, which markets and physically delivers fuel and lubricants to ships in port and at sea, reported a disappointing September quarter, sending shares lower. Lower margins impacted profitability during the quarter due to an oversupply of residual fuel in the market and weaker-than-expected tanker rates. We sold Aegean during the quarter to fund the purchase of a company with better earnings visibility.

Trina Solar Ltd.	$1.5	20.2
The Chinese low-cost producer of silicon solar panels grew September-quarter earnings 98 percent, beating estimates by 34 percent. Shares remained under pressure with those of other solar-related stocks following Germany’s decision to scale back generous renewable energy subsidies and increasing concerns of overcapacity building in the solar power supply chain. We sold Trina Solar during the quarter to fund an idea with greater near-term earnings visibility.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
December 31, 2010
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 97.4% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 2.9%
205,700	Express, Inc.	$3,258,852	$3,867,160
2,087,300	Foot Locker, Inc.	32,651,078	40,952,826
164,200	Genesco Inc.	5,437,923	6,155,858
55,200	Jos. A. Bank Clothiers, Inc.	2,242,136	2,225,664
143,300	Zumiez Inc.	3,427,271	3,850,471
	Apparel, Accessories & Luxury Goods - 2.4%
619,600	Phillips-Van Heusen Corp.	38,396,803	39,040,996
85,000	VF Corp.	6,947,464	7,325,300
	Auto Parts & Equipment - 4.3%
1,038,100	Johnson Controls, Inc.	34,366,968	39,655,420
842,400	TRW Automotive Holdings Corp.	30,077,502	44,394,480
	Automobile Manufacturers - 1.8%
976,400	General Motors Co.	32,366,988	35,990,104
	Automotive Retail - 2.2%
1,175,200	CarMax, Inc.	29,423,977	37,465,376
150,300	Monro Muffler Brake, Inc.	3,682,353	5,198,877
	Broadcasting - 3.7%
1,698,089	CBS Corp.	28,062,931	32,348,595
255,980	Discovery Communications, Inc.	5,552,943	10,674,366
432,700	Liberty Media-Starz	27,318,158	28,765,896
	Footwear - 0.4%
464,500	Crocs, Inc.	6,088,551	7,952,240
	Home Furnishing Retail - 2.7%
6,925	Steven Madden, Ltd.	224,206	288,911
1,182,900	Pier 1 Imports, Inc.	12,099,210	12,420,450
1,099,500	Williams-Sonoma, Inc.	23,814,190	39,241,155
	Home Furnishings - 1.7%
834,500	Tempur-Pedic International Inc.	26,400,352	33,430,070
	Total Consumer Discretionary	351,839,856	431,244,215
	This sector is 22.6% above your Fund’s cost.
CONSUMER STAPLES
	Household Products - 0.7%
197,300	Church & Dwight Co., Inc.	12,851,368	13,617,646
	Total Consumer Staples	12,851,368	13,617,646
	This sector is 6.0% above your Fund’s cost.
ENERGY
	Oil & Gas Drilling - 1.7%
1,538,900	Patterson-UTI Energy, Inc.	28,966,038	33,163,295
	Oil & Gas Equipment & Services - 6.3%
456,652	Cameron International Corp.	17,298,409	23,165,956
705,700	Key Energy Services, Inc.	6,950,265	9,159,986
1,925,700	McDermott International, Inc.	14,239,044	39,842,733
751,900	National Oilwell Varco Inc.	29,938,033	50,565,275
	Oil & Gas Exploration & Production - 1.9%
74,800	Berry Petroleum Co.	2,187,900	3,268,760
605,900	Energy XXI (Bermuda) Ltd.	13,698,935	16,765,253
2,410,100	SandRidge Energy Inc.	13,446,727	17,641,932
	Total Energy	126,725,351	193,573,190
	This sector is 52.8% above your Fund’s cost.
FINANCIALS
	Asset Management & Custody Banks - 1.3%
1,061,367	SEI Investments Co.	18,587,658	25,249,921
	Investment Banking & Brokerage - 0.3%
153,500	LPL Investment Holdings, Inc.	4,855,273	5,582,795
	Regional Banks - 0.8%
324,900	Signature Bank	11,580,994	16,245,000
	Total Financials	35,023,925	47,077,716
	This sector is 34.4% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 1.0%
316,731	United Therapeutics Corp.	15,977,089	20,023,734
	Health Care Equipment - 0.6%
88,100	Masimo Corp.	2,245,230	2,561,067
333,400	Volcano Corp.	8,251,781	9,105,154
	Life Sciences Tools & Services - 1.5%
532,700	Life Technologies Corp.	25,233,296	29,564,850
	Pharmaceuticals - 0.7%
718,888	Impax Laboratories, Inc.	13,021,265	14,456,838
	Total Health Care	64,728,661	75,711,643
	This sector is 17.0% above your Fund’s cost.
INDUSTRIALS
	Aerospace & Defense - 3.4%
65,300	American Science and Engineering, Inc.	4,971,055	5,565,519
162,398	BE Aerospace, Inc.	4,203,180	6,013,598
60,900	Ceradyne, Inc.	1,536,596	1,920,177
161,900	DigitalGlobe Inc.	4,907,408	5,133,849
83,700	Precision Castparts Corp.	9,091,488	11,651,877
486,600	TransDigm Group, Inc.	28,131,485	35,040,066

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
December 31, 2010
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 97.4% (a) (Continued)
	Air Freight & Logistics - 0.5%
278,341	Hub Group, Inc.	$7,190,871	$9,780,903
	Construction & Farm Machinery & Heavy Trucks - 2.1%
434,100	Caterpillar Inc.	28,743,785	40,657,806
	Electrical Components & Equipment - 0.7%
449,000	EnerSys	10,383,765	14,421,880
	Heavy Electrical Equipment - 0.8%
578,500	Babcock & Wilcox Co.	7,581,919	14,803,815
	Human Resource & Employment Services - 0.5%
157,700	Manpower Inc.	9,909,043	9,897,252
	Industrial Machinery - 1.9%
89,411	The Middleby Corp.	5,333,465	7,548,076
627,900	The Timken Company	27,375,094	29,969,667
	Office Services & Supplies - 2.1%
949,800	Avery Dennison Corp.	36,618,384	40,214,532
	Trading Companies & Distributors - 0.8%
212,300	MSC Industrial Direct Co., Inc.	13,173,571	13,733,687
65,200	Textainer Group Holdings Limited	1,799,642	1,857,548
	Trucking - 1.5%
559,300	Ryder System, Inc.	24,044,642	29,441,552
	Total Industrials	224,995,393	277,651,804
	This sector is 23.4% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 3.6%
42,232	Advent Software, Inc.	1,957,012	2,446,077
832,498	Autodesk, Inc.	24,316,428	31,801,423
154,100	Informatica Corp.	6,908,979	6,785,023
165,100	NetScout Systems, Inc.	3,810,266	3,798,951
1,374,100	Nuance Communications, Inc.	25,448,466	24,981,138
	Communications Equipment - 3.3%
436,800	Acme Packet, Inc.	16,727,338	23,220,288
128,800	Plantronics, Inc.	3,417,820	4,793,936
234,200	Polycom, Inc.	6,610,481	9,129,116
753,100	Riverbed Technology, Inc.	16,547,771	26,486,527
	Computer Hardware - 2.6%
160,034	Apple Inc.	34,035,657	51,620,567
	Data Processing & Outsourced Services - 1.3%
665,100	VeriFone Systems, Inc.	18,904,230	25,646,256
	Electronic Components - 0.9%
286,800	Aeroflex Holding Corp.	3,871,800	4,717,860
1,179,000	Power-One, Inc.	12,076,438	12,025,800
	Electronic Manufacturing Services - 1.0%
976,300	Jabil Circuit, Inc.	14,431,744	19,613,867
	Internet Software & Services - 0.3%
206,200	Rackspace Hosting, Inc.	5,595,579	6,476,742
	IT Consulting & Other Services - 0.5%
170,500	Acxiom Corp.	3,029,386	2,924,075
314,900	Booz Allen Hamilton Holding Corp.	5,536,441	6,118,507
	Office Electronics - 2.3%
3,367,500	Xerox Corp.	38,481,876	38,793,600
181,000	Zebra Technologies Corp.	6,226,197	6,876,190
	Semiconductor Equipment - 0.8%
71,700	FEI Company	1,874,971	1,893,597
327,928	Veeco Instruments Inc.	11,926,616	14,087,787
	Semiconductors - 4.4%
358,700	Analog Devices, Inc.	13,576,021	13,512,229
1,324,900	Atmel Corp.	16,150,887	16,322,768
585,100	Entropic Communications, Inc.	6,244,774	7,068,008
294,000	Intersil Corp.	4,482,901	4,489,380
688,350	Microsemi Corp.	11,265,995	15,763,215
625,734	OmniVision Technologies, Inc.	11,699,256	18,527,984
458,946	Semtech Corp.	8,597,793	10,390,537
	Systems Software - 3.9%
1,004,800	Oracle Corp.	25,234,495	31,450,240
714,979	Rovi Corp.	36,433,447	44,335,848
	Total Information Technology	395,421,065	486,097,536
	This sector is 22.9% above your Fund’s cost.
MATERIALS
	Commodity Chemicals - 0.3%
115,800	Kronos Worldwide, Inc.	4,632,000	4,920,342
	Diversified Chemicals - 0.8%
797,200	Olin Corp.	16,244,538	16,358,544
	Diversified Metals & Mining - 1.9%
261,500	Globe Specialty Metals Inc.	4,082,569	4,469,035
251,600	Walter Energy, Inc.	19,733,023	32,164,544
	Fertilizers & Agricultural Chemicals - 2.7%
155,999	Intrepid Potash, Inc.	5,067,390	5,817,203
300,300	Potash Corp. of Saskatchewan Inc.	41,952,470	46,495,449
	Metal & Glass Containers - 0.5%
151,200	Greif Inc.	8,121,852	9,359,280
	Precious Metals & Minerals - 3.6%
1,108,100	Silver Wheaton Corp.	28,797,037	43,260,224
1,290,900	Stillwater Mining Company	25,233,798	27,560,715

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
December 31, 2010
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)
Common Stocks - 97.4% (a) (Continued)
	Specialty Chemicals - 2.9%
774,800	Albemarle Corp.	$28,470,949	$43,218,344
1,024,400	PolyOne Corp.	13,023,225	12,794,756
	Steel - 2.4%
576,700	Allegheny Technologies, Inc.	29,264,318	31,822,306
373,300	Carpenter Technology Corp.	13,400,717	15,021,592
	Total Materials	238,023,886	293,262,334
	This sector is 23.2% above your Fund’s cost.
TELECOMMUNICATION SERVICES
	Alternative Carriers - 0.3%
108,300	AboveNet, Inc.	5,499,816	6,331,218
	Wireless Telecommunication Services - 3.9%
3,287,600	MetroPCS Communications, Inc.	40,296,027	41,522,388
755,606	NII Holdings Inc.	27,351,903	33,745,364
	Total Telecommunication Services	73,147,746	81,598,970
	This sector is 11.6% above your Fund’s cost.
	Total common stocks	1,522,757,251	1,899,835,054
Short-Term Investments - 2.8% (a)
	Commercial Paper - 2.6%
$51,000,000	Prudential Funding LLC, due 01/03/11, discount of 0.17%	50,999,519	50,999,519
	Variable Rate Demand Note - 0.2%
3,330,377	American Family Financial Services, 0.10%	3,330,377	3,330,377
	Total short-term investments	54,329,896	54,329,896
	Total investments	$1,577,087,147	1,954,164,950
	Liabilities, less other assets - (0.2%)(a)		(3,721,570)
	TOTAL NET ASSETS		$1,950,443,380
	Net Asset Value Per Share
	(0.01 par value, 500,000,000 shares authorized), offering
	and redemption price ($1,950,443,380 ÷ 73,425,163 shares outstanding		$26.56

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

Capital Gains Update . . .

The Brandywine Funds did not distribute capital gains in 2010. As a result, there are no tax liabilities related to Fund distributions for the 2010 tax year.
Brandywine Fund finished the calendar year with a net realized loss of $14.16 per share. Brandywine Blue Fund’s net realized loss was $15.27 per share at the end of December. The Brandywine Funds will not make capital gains distributions, which are taxable events for shareholders in taxable accounts, until gains are realized in excess of the net loss amounts.
Please check upcoming reports for updates.

Brandywine Blue Fund
Portfolio Characteristics as of December 31, 2010

% Change in Top Ten Holdings From Book Cost

1.	Apple Inc.	+91.2%	6.	Johnson Controls, Inc.	+15.5%
2.	CF Industries Holdings, Inc.	+34.2%	7.	National Oilwell Varco Inc.	+66.3%
3.	Caterpillar Inc.	+33.6%	8.	Royal Caribbean Cruises Ltd.	+35.0%
4.	Silver Wheaton Corp.	+47.5%	9.	Potash Corp. of Saskatchewan Inc.	+9.7%
5.	Halliburton Company	+34.9%	10.	TRW Automotive Holdings Corp.	+9.4%

Estimated Earnings Growth Rate		The Portfolio’s Market Capitalization
of the Fund’s Investments

The Fund’s	S&P 500’s
Companies	Companies

27.5%	12.6%

Forecasted Increase in Earnings Per Share 2011 vs 2010
Source: Consensus estimates from Baseline Financial Services, Inc.
This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of December 31, 2010, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 15.06, 2.29 and 1.41 percent.

Top Ten Industry Groups

Brandywine Blue Fund
December Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

National Oilwell Varco Inc.	$36.2	41.4
September-quarter earnings topped the consensus estimate by 8 percent. Higher oil prices, improving economic conditions and an abundance of new deepwater drilling programs are creating demand for new rigs following a period of substantial underinvestment. National Oilwell’s broad product line of rig equipment and services is increasingly attractive to customers looking to integrate their systems and increase the safety of their operations.

CF Industries Holdings, Inc.	$25.8	34.6
The manufacturer of nitrogen and phosphate fertilizer products grew September-quarter earnings 23 percent. The company’s takeover of rival Terra Industries in March 2010 made it a global leader in the nitrogen fertilizer sector at a time when demand is rebounding from depressed levels. Predictions for a strong spring planting season and surging prices for corn, wheat and soybeans bode well for demand and profits in 2011.

Silver Wheaton Corp.	$24.6	44.6
September-quarter earnings grew 64 percent on revenue growth of 33 percent. The silver streaming company enters into contracts with non-silver focused mining operators where Silver Wheaton provides a portion of upfront financing in return for the silver the mine produces at a set price. The company benefits as greater industrial and investment demand for silver pushes spreads above the prices it has contracted with mines.

Royal Caribbean Cruises Ltd.	$18.8	34.1
The world’s second largest operator of cruise ships grew September-quarter earnings 53 percent, topping estimates. Booking trends continue to improve from depressed levels for the company’s North American and European brands. The company’s newest ships, which represent its largest and most advanced to date, are expected to help drive higher yields and pricing.

Ford Motor Company	$15.9	25.0
The domestic car and truck manufacturer grew September-quarter earnings to $1.48 per share from $0.26 a year ago, beating estimates by 289 percent. Efforts to control costs and improve the quality and breadth of offerings during the downturn are driving sales and market share gains. We sold Ford, locking in a substantial gain, on concerns that its valuation represented a best case scenario as strong results and a series of new auto model introductions in 2010 set up tough year-over-year comparisons.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Alcatel-Lucent	$9.5	18.8
The manufacturer of telecommunications infrastructure equipment grew September-quarter earnings to $0.05 per share from a loss of $0.12 a year ago, beating estimates. Shares traded lower during the quarter as investors focused on lower gross margins and other profitability metrics. We continue to believe growth in new products will drive strong operational results going forward. In December, Sprint announced that Alcatel-Lucent was among the companies chosen as vendors for its sizable 3G/4G network upgrade.

First Solar, Inc.	$5.5	8.4
The manufacturer of photovoltaic solar modules and systems grew September-quarter earnings 23 percent, topping estimates by 13 percent. While First Solar continues to benefit from manufacturing costs that are well below the rest of the industry, investors grew more cautious of demand trends for the entire solar market following subsidy cuts in the German market. We sold First Solar during the quarter to fund an idea with better near-term earnings visibility.

Discovery Communications, Inc.	$1.6	4.1
The cable network operator and programmer grew September-quarter earnings 68 percent on revenue growth of 8 percent. Shares came under pressure as adjusted quarterly earnings only modestly surpassed elevated expectations, creating concerns that it was falling in line with slower growing competitors. We continue to believe Discovery shows above-average growth potential due to its strong new lineup of programming and networks, industry-leading international growth opportunities and ability to profit from favorable advertising pricing.

Whole Foods Market, Inc.	$1.3	2.4
The nation’s largest natural and organic supermarket chain grew September-quarter earnings 74 percent, beating estimates by 18 percent. Sales increased 15 percent. Despite the strong results, shares traded lower as investors focused on increasingly tough year-over-year comparisons on the horizon and concerns related to slowing margin expansion in 2011. We sold Whole Foods during the quarter to fund an idea with greater near-term earnings potential.

Cardinal Health, Inc.	$0.8	1.5
We purchased shares of the pharmaceutical distributor in the final days of the December quarter. Future growth opportunities are tied to increasing sales of high-margin generics, Cardinal’s entry into the Chinese pharmaceutical distribution market and synergies associated with recent acquisitions. September-quarter earnings grew 19 percent, beating the consensus estimate by 21 percent.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Statement of Net Assets
December 31, 2010
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 97.6% (a)
CONSUMER DISCRETIONARY
	Apparel, Accessories & Luxury Goods - 0.9%
249,200	VF Corp.	$20,299,284	$21,476,056
	Auto Parts & Equipment - 6.2%
1,931,300	Johnson Controls, Inc.	63,855,042	73,775,660
1,276,300	TRW Automotive Holdings Corp.	61,474,032	67,261,010
	Automobile Manufacturers - 1.9%
1,199,700	General Motors Co.	39,956,913	44,220,942
	Automotive Retail - 1.7%
1,253,100	CarMax, Inc.	39,523,657	39,948,828
	Broadcasting - 3.9%
2,808,400	CBS Corp. .	44,477,282	53,500,020
840,200	Discovery Communications, Inc.	20,067,703	35,036,340
	Department Stores - 2.3%
968,300	Kohl’s Corp.	50,825,486	52,617,422
	Hotels, Resorts & Cruise Lines - 3.1%
1,521,900	Royal Caribbean Cruises Ltd.	52,969,094	71,529,300
	Movies & Entertainment - 2.5%
1,535,500	The Walt Disney Company	51,582,438	57,596,605
	Total Consumer Discretionary	445,030,931	516,962,183
	This sector is 16.2% above your Fund’s cost.
CONSUMER STAPLES
	Drug Retail - 2.5%
1,465,000	Walgreen Company	54,632,193	57,076,400
	Total Consumer Staples	54,632,193	57,076,400
	This sector is 4.5% above your Fund’s cost.
ENERGY
	Coal & Consumable Fuels - 1.7%
793,900	CONSOL Energy Inc.	33,613,867	38,694,686
	Oil & Gas Equipment & Services - 8.2%
811,700	Cameron International Corp.	28,003,385	41,177,541
1,821,000	Halliburton Company	55,123,856	74,351,430
1,073,400	National Oilwell Varco Inc.	43,406,873	72,186,150
	Total Energy	160,147,981	226,409,807
	This sector is 41.4% above your Fund’s cost.
FINANCIALS
	Asset Management & Custody Banks - 2.4%
2,260,600	Invesco Limited	51,712,051	54,390,036
	Total Financials	51,712,051	54,390,036
	This sector is 5.2% above your Fund’s cost.
HEALTH CARE
	Health Care Distributors - 2.4%
1,420,500	Cardinal Health, Inc.	55,219,450	54,419,355
	Health Care Services - 2.6%
1,114,300	Express Scripts, Inc.	48,252,546	60,227,915
	Life Sciences Tools & Services - 2.4%
1,007,500	Life Technologies Corp.	47,215,680	55,916,250
	Pharmaceuticals - 2.2%
948,800	Teva Pharmaceutical Industries Ltd. SP-ADR	50,944,471	49,460,944
	Total Health Care	201,632,147	220,024,464
	This sector is 9.1% above your Fund’s cost.
INDUSTRIALS
	Aerospace & Defense - 1.5%
77,700	Goodrich Corp.	6,821,881	6,843,039
204,700	Precision Castparts Corp.	21,612,122	28,496,287
	Construction & Farm Machinery & Heavy Trucks - 8.2%
817,000	Caterpillar Inc.	57,254,461	76,520,220
566,000	Cummins Inc.	52,958,565	62,265,660
553,600	Joy Global Inc.	40,287,289	48,024,800
	Railroads - 0.7%
162,200	Union Pacific Corp.	13,710,679	15,029,452
	Total Industrials	192,644,997	237,179,458
	This sector is 23.1% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 2.4%
1,408,000	Autodesk, Inc.	42,025,575	53,785,600
	Communications Equipment - 4.4%
13,421,400	Alcatel-Lucent - SP-ADR	48,914,546	39,727,344
6,689,300	Motorola, Inc.	54,158,701	60,671,951
	Computer Hardware - 4.6%
324,000	Apple Inc.	54,658,102	104,509,440
	Electronic Components - 1.9%
642,600	Dolby Laboratories Inc.	41,041,375	42,861,420
	IT Consulting & Other Services - 1.8%
576,700	Cognizant Technology Solutions Corp.	36,618,208	42,266,343
	Office Electronics - 2.7%
5,416,600	Xerox Corp.	58,895,944	62,399,232
	Semiconductors - 3.2%
802,000	Analog Devices, Inc.	30,259,212	30,211,340
1,262,000	Linear Technology Corp.	37,041,194	43,652,580

Brandywine Blue Fund
Statement of Net Assets (Continued)
December 31, 2010
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)
Common Stocks - 97.6% (a) (Continued)
	Systems Software - 2.3%
1,678,600	Oracle Corp.	$40,541,729	$52,540,180
	Total Information Technology	444,154,586	532,625,430
	This sector is 19.9% above your Fund’s cost.
MATERIALS
	Fertilizers & Agricultural Chemicals - 9.3%
612,300	CF Industries Holdings, Inc.	61,649,482	82,752,345
758,300	The Mosaic Company	53,349,247	57,903,788
458,100	Potash Corp. of Saskatchewan Inc.	64,680,814	70,927,623
	Precious Metals & Minerals - 3.3%
1,908,200	Silver Wheaton Corp.	50,516,115	74,496,128
	Total Materials	230,195,658	286,079,884
	This sector is 24.3% above your Fund’s cost.
TELECOMMUNICATION SERVICES
	Integrated Telecommunication Services - 1.7%
1,055,700	Verizon Communications Inc.	37,134,858	37,772,946
	Wireless Telecommunication Services - 2.7%
1,365,300	NII Holdings Inc.	50,512,416	60,974,298
	Total Telecommunication Services	87,647,274	98,747,244
	This sector is 12.7% above your Fund’s cost.
	Total common stocks	1,867,797,818	2,229,494,906

Short-Term Investments - 4.5% (a)
	Commercial Paper - 4.3%
$98,600,000	Prudential Funding LLC, due 01/03/11- 01/05/11, discounts of 0.17% - 0.22%	98,598,499	98,598,499
	Variable Rate Demand Note - 0.2%
3,258,838	American Family Financial Services, 0.10%	3,258,838	3,258,838
	Total short-term investments	101,857,337	101,857,337
	Total investments	$1,969,655,155	2,331,352,243
	Liabilities, less other assets - (2.1%)(a)		(46,948,669)
	TOTAL NET ASSETS		$2,284,403,574
	Net Asset Value Per Share
	(0.01 par value, 500,000,000 shares authorized), offering
	and redemption price ($2,284,403,574 ÷ 89,111,072 shares outstanding		$25.64

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

SP-ADR - Sponsored American Depositary Receipt

Definitions and Disclosures
Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.
The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.
Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 12/31/10, unless listed in the accompanying statements of net assets. Earnings growth rates quoted for the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Funds themselves. Baseline provides analytical information and services to the investment community.
The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of December 31, 2010, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 16.10, 2.59 and 1.83 percent; the Russell 1000 Growth Index’s were 16.71, 3.75 and 0.02 percent; the Russell 3000 Index’s were 16.93, 2.74 and 2.16 percent; the Russell 3000 Growth Index’s were 17.64, 3.88 and 0.30 percent; and the S&P 500 Index’s were 15.06, 2.29 and 1.41 percent.

Board of Directors

William F. D’Alonzo	C. Quentin S. Jackson	Stuart A. McFarland
CEO and CIO	Former President and CEO	Managing Partner
Friess Associates	Nuclear Electric Insurance Limited	Federal City Capital Advisors, LLC

W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Former President and CEO	Senior Advisor	Former Senior Partner
Jackson State Bank & Trust	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP

Foster S. Friess Founder	The Brandywine Funds P.O. Box 4166 Greenville, DE 19807 (800) 656-3017 www.brandywinefunds.com bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary
Report Editor: Chris Aregood   Report Staff: David Marky, Adam Rieger